UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 20, 2008
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
As part of the offering announced on May 16, 2008, Flagstar Bancorp, Inc. (the “Company”) issued 47,982 shares of its Mandatory Convertible Non-Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”), the terms of which are more fully described in the Certificate of Designations of Mandatory Convertible Non-Cumulative Perpetual Preferred Stock, Series A of Company (the “Certificate of Designations”) filed with the Michigan Department of Labor and Economic Growth setting forth the powers, designations, preferences and relative, participating, optional or other special rights of the Preferred Stock. The holders of the Preferred Stock have preferential dividend and liquidation rights over the holders of common stock. The applicable terms and preferences attached to the Preferred Stock are more fully described in Item 1.01 of the Company’s Current Report of Form 8-K, filed with the Securities and Exchange Commission on May 16, 2008, and are contained in the Certificate of Designations.
This summary is qualified in its entirety by reference to the Certificate of Designations attached hereto as Exhibit 4.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 16, 2008, the Company filed the Certificate of Designations with the Michigan Department of Labor and Economic Growth for the purpose of amending its Amended and Restated Articles of Incorporation to establish the powers, designations, preferences and relative, participating, optional or other special rights of the Preferred Stock. The Certificate of Designations became effective with the Michigan Department of Labor and Economic Growth upon filing. This description is qualified in its entirety by reference to the copy of the Certificate of Designations, which is attached hereto as Exhibit 4.1.
Item 7.01. Regulation FD Disclosure.
On May 20, 2008, the Company issued a press release announcing the closing of the Company’s previously announced private placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
                          (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

4.1	Certificate of Designations of Mandatory Convertible Non-Cumulative Perpetual Preferred Stock, Series A of Flagstar Bancorp, Inc.

99.1	Press Release dated May 20, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: May 20, 2008	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer